                                                                EXHIBIT 10(X)



                              AMENDMENT AGREEMENT

    This AMENDMENT AGREEMENT (as amended, restated or otherwise modified from time to time, this "Amendment Agreement") dated as of August 8, 1997, is among Thorn Apple Valley, Inc. (the "Company"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., NEW YORK BRANCH ("Rabobank"), Old Kent Bank & Trust Co. ("Old Kent"), National City Bank ("National City"), Harris Trust and Savings Bank ("Harris Bank") (each of such banks, a "Bank" and such banks collectively, the "Banks"), Allstate Life Insurance Company ("Allstate"), Principal Mutual Life Insurance Company ("Principal Mutual") and Great-West Life & Annuity Insurance Company ("Great-West") (each of such insurance companies, a "Noteholder," and such insurance companies collective, the "Noteholders").

                                    RECITALS

    WHEREAS, the Company is party to an Amended and Restated Credit Agreement (the "Credit Agreement") dated as of September 11, 1996 with the Banks, as the Lenders, and Rabobank, as the Agent for the Lenders, pursuant to which the Banks agreed to provide the Company with a $90,000,000 revolving credit facility;

    WHEREAS, the Company is party to a Senior Secured Seasonal Line of Credit Agreement dated as of August 5, 1997 (the "Seasonal Line of Credit Agreement") with the Banks pursuant to which the Banks agreed to provide the Company with a $15,000,000 seasonal line of credit facility;

    WHEREAS, the Company is party to a Note Agreement dated as of April 1, 1994, as amended pursuant to an Amendment Agreement dated as of September 11, 1996
(as amended, the "April 1 Note Agreement"), with Allstate pursuant to which Allstate purchased an aggregate of $15,000,000 of senior notes of the Company;

     WHEREAS, the Company is party to a Note Agreement dated as of October 1, 1994, as amended pursuant to an Amendment Agreement dated as of September 11, 1996 (as amended, the "October 1 Note Agreement"), with Allstate pursuant to which Allstate purchased an aggregate of $8,000,000 of senior notes of the Company;

     WHEREAS, the Company is party to a Note Agreement dated as of May 15, 1995, as amended pursuant to an Amendment Agreement dated as of September 11, 1996 (as amended, the "May 15 Note Agreement" and together with the April 1 Note Agreement and the October 1 Note Agreement, the "Note Agreements"), with the Noteholders pursuant to which the Noteholders purchased an aggregate of $42,500,000 of senior notes of the Company;

     WHEREAS, the Company is party to a Reimbursement Agreement dated as of December 1, 1993, as amended on September 11, 1996 (as amended, the "Old Kent IRB Reimbursement Agreement"), with Old Kent relating to that certain Irrevocable Transferable Letter of Credit No. 8934 dated December 8, 1993, issued by Old Kent to PNC Bank, Ohio, National Association, as trustee;

     WHEREAS, the Company is party to Reimbursement Agreements dated as of August 25, 1995, May 25, 1995, July 25, 1995 and July 28, 1988, respectively, as each such Reimbursement Agreement was amended on September 11, 1996 (as amended, collectively, the "Old Kent Workers Compensation Reimbursement Agreements"), with Old Kent relating to that certain Irrevocable Transferable Letter of Credit No. 10064 dated August 28, 1995, issued by Old Kent to United Pacific Insurance Company, that certain Irrevocable Transferable Letter of Credit No. 9911 dated May 26, 1995, issued by Old Kent to the Louisiana Department of Labor Office of Worker's Compensation, that certain Irrevocable Transferable Letter of Credit No. 10009 dated July 26, 1995, issued by Old Kent to United Pacific Insurance Company, and that certain




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Irrevocable Transferable Letter of Credit No. 5993 dated September 21, 1988, issued by Old Kent to the Bureau of Worker's Disability Compensation, Office of the Director;

     WHEREAS, the Company, as assignee of the rights and obligations of Doskocil Companies, Incorporated, is party to a Production Agreement (as amended on May 17, 1996), an Agreement to Supply Boneless Ham Muscles and an Equipment Agreement, each dated October 14, 1993 (collectively, the "IBP Agreements"), with IBP, Inc. ("IBP"), pursuant to which (i) IBP constructed a ham processing facility in Council Bluffs, Iowa (the "Council Bluffs Facility"), (ii) the Company furnished all of the production equipment used in such facility, (iii) IBP became obligated to produce at such facility, on an exclusive basis, all boneless ham products which the Company may require, and (iv) the Company agreed to pay and/or reimburse IBP for all operating and fixed costs incurred at the Council Bluffs Facility and to pay IBP an annual management fee;

     WHEREAS, the Company has determined that it is in its best interest to discontinue operations at the Council Bluffs Facility and to terminate the IBP Agreements as of the fourth quarter of the Company's 1997 fiscal year (the "Fourth Quarter");

     WHEREAS, in connection with the discontinuation of operations at the Council Bluffs Facility and the termination of the IBP Agreements, the Company incurred a restructuring charge during the Fourth Quarter in an amount not to exceed $5,000,000 (the "Restructuring Charge");

     WHEREAS, the incurrence of the Restructuring Charge by the Company has caused the Company to fail to comply with certain covenants contained in the Credit Agreement, the Seasonal Line of Credit Agreement, the Note Agreements, the Old Kent IRB Reimbursement Agreement, the Old Kent Workers Compensation Reimbursement Agreements (collectively, the "Loan Agreements") and may cause the Company to fail to comply in the future with other covenants and agreements contained in the Loan Agreements;




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     WHEREAS, the Company, the Banks and the Noteholders desire to make an agreement that the Restructuring Charge shall not be taken into account in determining the Company's compliance with the terms, conditions and covenants contained in the various Loan Agreements;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties to this Amendment Agreement hereby agree as follows:

     1. Exclusion of Restructuring Charge. Notwithstanding anything in any of the Loan Agreements to the contrary, from and after the Effective Date (as defined below) the Restructuring Charge shall not be taken into account in determining the Company's compliance with any of the covenants contained in the Loan Agreements, and calculations necessary to determine the Company's compliance with any applicable financial covenants contained in the Loan Agreements shall exclude the Restructuring Charge. If the Company incurs any restructuring charge in excess of the Restructuring Charge, such additional restructuring charge shall be included in connection with such determination.

     2. Conditions Precedent. This Amendment Agreement shall become effective when all of the conditions set forth below have been satisfied:

          (a) Each of the Banks and the Noteholders shall have received all of the following, each duly executed and dated the date of its delivery and in form and substance satisfactory to each of the Banks and the Noteholders, and each in sufficient number of signed counterparts to provide one for each of the Banks and Noteholders;

              (i) Counterpart originals of this Amendment Agreement, duly executed by the Company, the Banks and the Noteholders; and

              (ii) a certificate from an officer of the Company certifying that, other than as a result of the Restructuring Charge, no Event of Default or Default has occurred and is




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continuing under any of the Loan Agreements and that the representations and warranties contained in the Loan Agreements are true and correct as of the date hereof, after giving effect to the transactions contemplated hereby.

           (b) The Company shall have provided to each of the Noteholders a copy of the fully executed and effective Seasonal Line of Credit Agreement.

           (c) The Company shall have provided to each of the Noteholders a calculation of the prepayment premium owed to each of the Noteholders under
Section 2.1(c) of each of the Note Agreements arising from the payment of the Scheduled Amount (as defined in the applicable Note Agreements).

     3. Effectiveness of this Amendment Agreement. Upon satisfaction of the conditions precedent set forth in Section 2 hereof, this Amendment Agreement shall be deemed to be effective as of the date of the Restructuring Charge (the "Effective Date").

     4. Miscellaneous. This Amendment Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois. This Amendment Agreement may be executed in counterparts, and by different parties on different counterparts, each of which shall constitute one and the same agreement. Any reference to any Loan Agreement after the date hereof shall be deemed to refer to such Loan Agreement, as amended hereby, unless expressly stated otherwise. The Loan Agreements, as amended hereby, shall remain in full force and effect.

     This Amendment Agreement constitutes the final entire agreement by the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, and discussions, whether written or oral.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be executed by their duly authorized officers as of the date first above written.

                                          THORN APPLE VALLEY, INC.


                                          By: /s/ Louis Glazier
                                             ----------------------------------
                                             Title: Vice President Finance and
                                             Administration


                                          COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A., NEW YORK BRANCH


                                          By: /s/ Kathleen M. Auda
                                             ----------------------------------
                                              Title:Vice President


                                          By: /s/ W. Jeffrey Vollack
                                             ----------------------------------
                                              Title:Vice President, Manager


                                          OLD KENT BANK & TRUST CO.


                                          By: /s/ Timothy O'Rourke
                                             ----------------------------------
                                              Title:Vice President


                                          NATIONAL CITY BANK


                                          By: /s/ Marybeth S. Howe
                                             ----------------------------------
                                             Title:Vice President


                                          HARRIS TRUST AND SAVINGS BANK


                                          By: /s/ Carl A. Blackham
                                             ----------------------------------
                                             Title:Vice President

[signatures continued on next page]





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[signatures continued from previous page]

                                       ALLSTATE LIFE INSURANCE COMPANY


                                       By: /s/ Authorized Signature
                                          -------------------------------------
                                             Title:
                                                   ----------------------------


                                       By: /s/ Authorized Signature
                                          -------------------------------------
                                             Title:
                                                   ----------------------------


                                       PRINCIPAL MUTUAL LIFE INSURANCE
                                       COMPANY


                                       By: /s/ Clint Woods
                                          -------------------------------------
                                             Title:Counsel


                                       By: /s/ Christopher Henderson
                                          -------------------------------------
                                             Title:Counsel


                                       GREAT-WEST LIFE & ANNUITY INSURANCE
                                       COMPANY


                                       By: /s/ Ernie P. Friesen
                                          -------------------------------------
                                             Title:Assistant Vice President


                                       By: /s/ F. A. Marr
                                          -------------------------------------
                                             Title:Assistant Vice President


                                                             AMENDMENT AGREEMENT





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